Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	20

	Debtor	For the Month Ending:	31-Jan-10

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)				28,326,908

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				28,324,159

3. BEGINNING BALANCE:				2,750

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Transfers from Money Market Acct	590,000

			590,000

5. BALANCE:				592,750

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)				—

Disbursements (from page 2)				587,477

7. ENDING BALANCE:				5,273

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

     Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	**Amount Disbursed	Amount
1/12/2010	6000000451	Office Furniture Outlet	Cancelled Outstanding Check		$(2,000)	$(2,000)
1/6/2010	wire	Robert Shackleton	Director Fees		5,833	5,833
1/6/2010	wire	Mark Schaffer	Director Fees		5,833	5,833
1/6/2010	wire	David S. Depillo	Director Fees		5,833	5,833
1/6/2010	wire	Barney Northcote	Director Fees		5,833	5,833
1/6/2010	wire	Kurtzman Carson Consultants	Professional fees		23,409	23,409
1/6/2010	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
1/6/2010	wire	FTI Consulting	Professional fees		36,966	36,966
1/6/2010	6000000491	Stephen H. Gordon	Director Fees		5,833	5,833
1/6/2010	6000000492	William M. Stern	OEC Member — Travel Expense Reimbursement		1,232	1,232
1/13/2010	wire	Epstein, Becker, & Green P.C.	Professional fees		672	672
1/13/2010	wire	Ernst & Young	Professional fees		4,609	4,609
1/13/2010	6000000493	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		1,250	1,250
1/13/2010	6000000494	West Payment Center	A/P vendor payments		3,656	3,656
1/20/2010	wire	Wells Fargo	Client Analysis Service Charge		2,735	2,735
1/20/2010	wire	Solon Group, Inc.	Professional fees		5,408	5,408
1/20/2010	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		152,946	152,946
1/20/2010	6000000495	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		5,750	5,750
1/20/2010	6000000496	West Payment Center	A/P vendor payments		3,656	3,656
1/21/2010	6000000497	Frank E Williams	OEC Member — Travel Expense Reimbursement		488	488
1/27/2010	wire	Bowne of Los Angeles Inc	A/P vendor payments		1,555	1,555
1/27/2010	wire	Kurtzman Carson Consultants	WSJ Publication Notice		16,797	16,797
1/27/2010	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		104,987	104,987
1/27/2010	wire	Stutman, Treister, and Glatt PC	Professional fees		158,309	158,309
1/27/2010	6000000498	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,135	1,135
1/27/2010	6000000499	US Trustee	US Trustee Quarterly Fee		9,750	9,750

			TOTAL DISBURSEMENTS THIS PERIOD:	$ —	$587,477	$587,477

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	1/31/2010	Balance on Statement:	$27,825

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000485	12/2/2009	5,833

6000000491	1/6/2010	5,833

6000000498	1/27/2010	1,135

6000000499	1/27/2010	9,750

TOTAL OUTSTANDING CHECKS:			$22,552

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,273

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,141,495

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		14,417,367

3.	BEGINNING BALANCE:		23,724,127

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Account	—

	Interest Income	2,396

	TOTAL RECEIPTS THIS PERIOD:		2,396

5.	BALANCE:		23,726,523

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 5)		590,000
	Disbursements (from page 5)		3,020

7.	ENDING BALANCE:		23,133,503

8.	COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

	Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	*Amount Transferred	**Amount Disbursed	Amount
1/6/2010	wire	Fremont General
		Corporation	Bank account transfer	$116,000		$116,000
1/13/2010	wire	Fremont General
		Corporation	Bank account transfer	10,000		10,000
1/20/2010	wire	Wells Fargo	Client Analysis Service Charge		3,020	3,020
1/20/2010	wire	Fremont General
		Corporation	Bank account transfer	168,000		168,000
1/27/2010	wire	Fremont General
		Corporation	Bank account transfer	296,000		296,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$590,000	$3,020	$593,020

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	1/31/2010	Balance on Statement:	$23,133,503

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$23,133,503

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of		Post-Petition payments not
Creditor, Lessor, Etc.	Payments (Mo/Qtr)	Amount of Payment	made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	January 31, 2010
	Gross Sales Subject to Sales Tax:		—

		Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA— Employer’s Share	—	—	N/A
	FICA— Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	1/31/2010
(Provide a copy of monthly account statements for each of the below)

	General Account:		5,273

	Money Market Account:		23,133,503

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				23,138,776

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	3,190	—	—
31 — 60 days	—	—	—
61 — 90 days	—		—
91 — 120 days	—		—
Over 120 days	6,273	118,819
TOTAL:	9,464	118,819	—
V. INSURANCE COVERAGE

				Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Policy Expiration Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-4/01/10	4/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Platte River	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-4/01/10	4/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/11	1/1/11
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/11	1/1/11
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/11	1/1/11

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,749	21-Oct-2009	9,749	—
December 31, 2009	2,864,479	9,750	27-Jan-2010	9,750	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		55,250		55,250	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Gross Compensation
	Date of Order Authorizing		Paid During the
Name of Insider	Compensation	Authorized Gross Compensation	Month
No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order
	Authorizing		Amount Paid During
Name of Insider	Compensation	Description	the Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	1/31/10	6/19/08-1/31/10
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation— regular (intercompany allocation)	110,149	2,482,050

Compensation— group insurance		—

Compensation— 401(k)/ESOP/Incentive	5,129	(1,691,867)

Occupancy	1,465	513,131

Payroll Taxes		—

Other Taxes (Itemize) (1)		(3,500,000)

Information systems		39,722

Advertising and promotion		23,635

Telecom		(115)

Travel		2,670

Printing and supplies	1,555	35,887

Postage		(29,156)

All other	45,776	550,541

Depreciation and Amortization	287	23,553

Rent Expense — Real Property		—

Lease Expense — Personal Property		—

Insurance	249,569	3,251,744

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	413,930	1,701,795

Net Gain/(Loss) from Operations	(413,930)	(1,701,795)

Non-Operating Income:
Interest Income	2,397	235,175

Net Gain on Sale of Assets (Itemize)		—

Other — Equity in Earnings of Subsidiaries	(1,137,714)	156,907,454

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(1,135,317)	157,067,353

Non-Operating Expenses:
Interest Expense (2)	23,914	463,932

Legal and Professional (Itemize) (3)	967,643	17,366,867

Other (Itemize)	—	—

Total Non-Operating Expenses	991,557	17,830,799

NET INCOME/(LOSS)	$(2,540,804)	$137,534,759

Notes:

(1)	Reflects (post-petition) accrual of the estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$23,138,776

Accounts Receivable	118,819

Intercompany Receivable	613,866

Prepaid Expenses	3,413,168

Other (Itemize)- SERP / EBP Accounts & Other Benefit Accounts	12,014,082

Other (Itemize) — Investment — FG Financing	3,092,777

Other (Itemize)- Income Tax Receivable (1)	3,500,000

Total Current Assets		45,891,488

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(17,782)

Net Property, Plant, and Equipment		151,214

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,932

Investment in Subsidiary	441,490,479

Total Other Assets		441,505,411

TOTAL ASSETS		$487,548,113

LIABILITIES

Post-petition Liabilities:

Accounts Payable	9,464

Accruals (2)	3,379,649

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other (3)	12,083,942

Total Post-petition Liabilities		15,473,055

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (4)	374,971,558

Total Pre-petition Liabilities		374,971,558

TOTAL LIABILITIES		390,444,613

EQUITY:
Pre-petition Owners’ Equity (5)	(50,668,984)

Post-petition Profit/(Loss)	137,534,759

Direct Charges to Equity	10,237,725

TOTAL EQUITY		97,103,500

TOTAL LIABILITIES & EQUITY		$487,548,113

Notes:

(1)	Reflects (post-petition) estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(3)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $11.6 million.

(4)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.5 million primarily related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(5)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 4 above, and adjustments to recorded income tax payable at 12/31/2009.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

During the reporting period, the Bankruptcy Court held hearings on January 8, 15, and 22, 2010, regarding the several competing chapter 11 plans filed in this case. As of January 22, 2010, the Bankruptcy Court had approved disclosure statements and solicitation letters for the following five (5) plan proponents: (1) the Official Committee of Unsecured Creditors; (2) the Official Committee of Equity Holders; (3) New World Acquisition, LLC; (4) Ranch Capital, LLC; and (5) Signature Group Holdings, LLC. On January 29, 2010, these five plan proponents commenced a consolidated plan solicitation process with respect to the Debtor’s creditors and equity security holders.

4.	Describe potential future developments which may have a significant impact on the case:
Confirmation hearings regarding the five competing chapter 11 plans are presently scheduled to begin on March 12, 2010, with various related dates established pursuant to the Bankruptcy Court’s orders.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. None.	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.